Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, dated as of February 20, 2024 (this “Amendment”), by and among GOODRX, INC., a Delaware corporation (the “Borrower”), GOODRX INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the other Guarantors party hereto, BARCLAYS BANK PLC (“Barclays”), as Administrative Agent (in such capacity, the “Administrative Agent”), the Issuing Banks party hereto, the Swingline Lender, and the Revolving Lenders party hereto, amends that certain First Lien Credit Agreement, dated as of October 12, 2018 (as amended by that certain First Incremental Credit Facility Amendment to First Lien Credit Agreement, dated as of November 1, 2019, that certain Second Incremental Credit Facility Amendment to First Lien Credit Agreement, dated as of May 12, 2020, that certain Third Amendment to First Lien Credit Agreement, dated as of June 29, 2023, that certain Fourth Amendment to First Lien Credit Agreement, dated as of July 7, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among the Borrower, Holdings, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent and the Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
WHEREAS, pursuant to and in accordance with Section 2.24 of the Credit Agreement, the Borrower has requested that each Revolving Lender agree to extend the maturity date of each such Revolving Lender’s Revolving Commitments (the “Extension”).
WHEREAS, each (x) Revolving Lender party hereto (constituting all of the Revolving Lenders after giving effect to the Lender Replacement (as defined below)) (the “Extending Revolving Lenders”) and (y) each Issuing Bank party hereto (constituting all of the Issuing Banks after giving effect to the Lender Replacement) and the Swingline Lender hereby agrees to the Extension; and
WHEREAS, pursuant to and in accordance with Section 9.02(c) of the Credit Agreement, the Borrower hereby notifies the Administrative Agent and Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as a Non-Consenting Lender, that it will require Credit Suisse to assign and delegate all of its interest, rights and obligations as a Revolving Lender and Issuing Bank under the Credit Agreement to an assignee that shall assume all such obligations;
        WHEREAS, as of the Effective Date (as defined below) UBS AG, Stamford Branch (“UBS”), agrees to assume all of Credit Suisse’s interest, rights and obligations as a Revolving Lender and Issuing Bank under the Credit Agreement in accordance with the requirements of Section 9.02(c) of the Credit Agreement (the “CS Replacement”). After giving effect to the assignment and assumption, UBS shall have a Revolving Commitment in the amount set forth next to its name in Schedule I hereto.
        WHEREAS, as of the Effective Date (as defined below), Goldman Sachs Bank USA (“GS”), agrees to assume all of Truist Bank’s interest, rights and obligations as a Revolving Lender and Issuing Bank under the Credit Agreement in accordance with the requirements of Section 9.02(c) of the Credit Agreement (together with the CS Replacement, the “Lender Replacement”). After giving effect to the assignment and assumption, GS shall have a Revolving Commitment in the amount set forth next to its name in Schedule I hereto.

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NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO THE CREDIT AGREEMENT
    Subject to the satisfaction of the conditions precedent set forth in Section II of this Amendment, the Loan Parties, each Revolving Lender party hereto, each Issuing Bank party hereto, the Swingline Lender and the Administrative Agent, agree that as of the Effective Date:
(a) The definition of “Revolving Termination Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Revolving Termination Date” means July 11, 2025, but, as to any specific Revolving Commitment, as the maturity of such Revolving Commitment shall have been extended by the holder thereof in accordance with the terms hereof.”
(b) The definition of “Letter of Credit” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Letter of Credit” means (a) any letter of credit issued pursuant to this Agreement or (b) any guarantee, indemnity or other instrument (including bank acceptances and bank guarantees), in each case in a form requested by the Borrower and agreed by the applicable Issuing Bank; provided that in no event shall GS Bank, Barclays, Bank of America, N.A., UBS AG, Stamford Branch or Citizens Bank, N.A. be required to issue letters of credit (other than standby letters of credit), bank acceptances, bank guarantees, indemnitees or other instruments.
(c) Section 2.05(k) of the Credit Agreement is hereby amended to add the following language at the end of the first sentence:
“; provided UBS AG, Stamford Branch may be replaced as an Issuing Bank at any time by providing not less than thirty (30) days prior written notice to the Borrower and the Administrative Agent.”
(d) Schedule 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety as set forth in Schedule I hereto.

SECTION II. CONDITIONS TO EFFECTIVENESS
The effectiveness of this Amendment, including Section I and the agreement of the Revolving Lenders (constituting all of the Revolving Lenders (after giving effect to the Lender Replacement), the Issuing Banks (constituting all of the Issuing Banks (after giving effect to the Lender Replacement)) and the Swingline Lender to extend the Revolving Termination Date is subject to the satisfaction or waiver of the following conditions (the date on which all of such conditions are satisfied or waived, the “Effective Date”):
A. Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment, duly executed by each of Holdings, the Borrower, each other Guarantor, each Revolving Lender, each Issuing Bank, the Swingline Lender and the Administrative Agent.

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B. Fees. Substantially concurrently with the Effective Date, the Borrower shall have paid (or caused to be paid) to the Administrative Agent for the account of each Extending Revolving Lender a 0.125% extension fee on each such Extending Revolving Lender’s Revolving Commitment as of the Effective Date, which fees shall be earned, due and payable subject to the occurrence of the Effective Date.
C. Expenses. The Administrative Agent shall have received, to the extent invoiced at least three (3) Business Days prior to the Effective Date, payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Loan Document, including reimbursement or other payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) required to be reimbursed or paid by the Borrower hereunder or otherwise in connection with this Amendment.
D. No Event of Default. No Default or Event of Default shall have occurred and be continuing on the Effective Date.
E. Representations and Warranties. The representations and warranties made by each Loan Party set forth in Article III of the Credit Agreement, in Section III herein and in any other Loan Document executed on or prior to the Effective Date shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representation or warranty expressly relates to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date.
F. Documentary Conditions. The Administrative Agent shall have received each of the following, dated as of the Effective Date:
(a) a certificate of each Loan Party signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions or similar consents adopted by such Loan Party approving or consenting to this Amendment, (B) certifying that each Organizational Document of such Loan Party either (x) has not been amended since the Closing Date or, in the case of any Loan Party which is an Additional Guarantor (as defined in the Guaranty), since the date of such Loan Party’s Joinder Agreement to the Guaranty, or (y) is attached as an exhibit to such certificate, certified as of a recent date by the appropriate governmental official, and certified by such Responsible Officer as being in full force and effect as of the Effective Date, and (C) certifying (x) as to the incumbency and specimen signature of each officer executing this Amendment and any related documents on behalf of such Loan Party or (y) that such incumbency has not been amended since the Closing Date or, in the case of any Loan Party which is an Additional Guarantor, since the date of such Loan Party’s Joinder Agreement to the Guaranty;
(b) a certificate signed by a Responsible Officer of the Borrower certifying that the conditions set forth in clauses (D) and (E) of this Section II have been satisfied; and
(c) a customary written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Kirkland & Ellis LLP, New York counsel for the Loan Parties.

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G. KYC. The Administrative Agent shall have received, no later than three (3) Business Days in advance of the Effective Date, (i) all documentation and other information with respect to the Borrower that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, that has been reasonably requested by any Revolving Lender party hereto at least ten (10) Business Days in advance of the Effective Date and (ii) if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered a Beneficial Ownership Certification in relation to the Borrower.
SECTION III. REPRESENTATIONS AND WARRANTIES
In order to induce the Revolving Lenders and Issuing Banks to enter into this Amendment, the Loan Parties hereto represent and warrant as of the date hereof to the Administrative Agent and each Lender that the following statements are true and correct in all material respects (or in all respects if qualified by “materiality” or “Material Adverse Effect”):
A. Organization; Powers. Each of the Holding Companies, the Borrower and the Restricted Subsidiaries (a) is duly organized or incorporated and validly existing, (b) to the extent such concept is applicable in the corresponding jurisdiction, is in good standing under the laws of the jurisdiction of its organization or incorporation and (c) has all requisite organizational or constitutional power and authority to (i) carry on its business as now conducted and as proposed to be conducted and (ii) execute, deliver and perform its obligations under this Amendment, except, in the case of clause (b) only, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
B. Approvals; No Conflicts. The execution, delivery and performance by the Loan Parties of the Loan Documents to which such Loan Parties are a party (a) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except (i) such as have been obtained or made and are in full force and effect as of the Effective Date, (ii) filings and registrations of charges necessary to perfect Liens created under the Loan Documents and to release existing Liens (if any), and (iii) those consents, approvals, registrations, filings or other actions, the failure of which to obtain or make would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Organizational Document of any Loan Party, (c) will not violate any Requirement of Law applicable to the Borrower or any Restricted Subsidiary, (d) will not violate or result in a default under any indenture, agreement or other instrument in each case constituting Material Indebtedness binding upon the Borrower or any Restricted Subsidiary or their respective assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any Restricted Subsidiary or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation thereunder as of the Effective Date, and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any Restricted Subsidiary, except Liens created under the Loan Documents and Liens permitted under Section 6.02 of the Credit Agreement, except in the cases of clauses (c) and (d) above where such violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
C. Authorization; Enforceability. This Amendment and the Credit Agreement, as modified hereby (and the lending transactions contemplated hereby to occur on the Effective Date), have been duly authorized by all necessary corporate, shareholder or other organizational action by the Holding Companies and the Borrower and constitute, and each other Loan Document to which any Loan Party is a party has been duly authorized by all necessary corporate, shareholder or other organizational action by such Loan Party, and each Loan Document constitutes, or when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation on such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, winding-up, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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SECTION IV. ACKNOWLEDGMENT AND CONSENT
Each of the Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the consent and modifications contained herein. Each of the Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).
Each of the Borrower and each Guarantor acknowledges and agrees that any of the Loan Documents (as they may be modified by this Amendment) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each of the Borrower and each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement and the Loan Documents to which it is a party or is otherwise bound are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Effective Date, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Person is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Person to any future amendments to the Credit Agreement.
SECTION V. MISCELLANEOUS
A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.
(ii) Except for the consent, amendments and modifications expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The consent, amendments and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by the Borrower remains in the sole and absolute discretion of Administrative Agent and Lenders.

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(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
(iv) Each Loan Party hereby (A) confirms that the obligations of such Loan Party under the Amended Credit Agreement and the other Loan Documents are entitled to the benefits of the guarantees and the security interests set forth or created in the Security Documents and the other Loan Documents and that such obligations constitute Obligations, (B) ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Documents or any other Loan Document to Collateral Agent, on behalf and for the benefit of each Secured Party, as collateral security for such obligations in accordance with their respective terms, and (C) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).
(v) This Amendment shall be deemed to be a Loan Document, as defined in the Credit Agreement.
B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
C. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
D. Jurisdiction; Waiver of Jury Trial. The provisions of Sections 9.09 and 9.10 of the Credit Agreement pertaining to consent to jurisdiction, service of process, and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.
E. Indemnification. The Borrower hereby confirms that the indemnification provisions set forth in Section 9.03 of the Credit Agreement shall apply to this Amendment and the transactions contemplated hereby.
F. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “.pdf”) shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation amendments, waivers and consents) shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

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G. Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
H. Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
[Signature Pages Follow.]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.
BARCLAYS BANK PLC,
as Administrative Agent, a Revolving Lender, an Issuing Bank and the Swingline Lender,

By:_/s/Sean Duggan___________________
Name: Sean Duggan
Title: Director

[Signature Page to Fifth Amendment to First Lien Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Revolving Lender and an Issuing Bank,

By:_/s/ Thomas Manning__________________
Name: Thomas Manning
Title: Authorized Signatory

[Signature Page to Fifth Amendment to First Lien Credit Agreement]

UBS AG, STAMFORD BRANCH,
as a Revolving Lender and an Issuing Bank,

By:_/s/ Peter Hazoglou__________________
Name: Peter Hazoglou
Title: Director

By:_/s/ Anthony Colon__________________
Name: Anthony Colon
Title: Director

[Signature Page to Fifth Amendment to First Lien Credit Agreement]

CITIBANK, N.A.,
as a Revolving Lender and an Issuing Bank,

By:_/s/ Robert J. Kane__________________
Name: Robert J. Kane
Title: Vice President

[Signature Page to Fifth Amendment to First Lien Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender and an Issuing Bank,

By:_/s/ Christine Lathrop__________________
Name: Christine Lathrop
Title: Executive Director

[Signature Page to Fifth Amendment to First Lien Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Revolving Lender,

By: _/s/ Michael King__________________
Name:    Michael King
Title:    Vice President

[Signature Page to Fifth Amendment to First Lien Credit Agreement]

BANK OF AMERICA, N.A.,
as a Revolving Lender and an Issuing Bank,

By:_/s/ Haley Heslip__________________
Name: Haley Heslip
Title: Director

[Signature Page to Fifth Amendment to First Lien Credit Agreement]

                    KKR Corporate Lending (CA) LLC,
as a Revolving Lender and an Issuing Bank,

By:_/s/ John Knox________________________
Name: John Knox
Title: CFO

[Signature Page to Fifth Amendment to First Lien Credit Agreement]

CITIZENS BANK, N.A.
as a Revolving Lender and an Issuing Bank,

By:_/s/ Janet Lee________________________
Name: Janet Lee
Title: Managing Director
[Signature Page to Fifth Amendment to First Lien Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS:
GOODRX INTERMEDIATE HOLDINGS, LLC,
a Delaware limited liability company

By:_/s/ Karsten Voermann_________________
Name:     Karsten Voermann
Title: Chief Financial Officer
BORROWER:
GOODRX, INC.,
a Delaware corporation

By:_/s/ Karsten Voermann_________________
Name:     Karsten Voermann
Title: Chief Financial Officer

GUARANTORS:
    GOODRX, CARE, LLC,
    A Delaware limited liability company

    By: GoodRx, Inc.
    Its: Sole Member

    By:_/s/ Karsten Voermann_________________
    Name:     Karsten Voermann
Title: Chief Financial Officer

[Signature Page to Fifth Incremental Credit Facility Amendment to First Lien Credit Agreement]

SCRIPTCYCLE, LLC,
a North Carolina limited liability company

By:_/s/ Trevor Z. Bezdek _________________
Name:    Trevor Z. Bezdek
Title:    Manager

HEALTHINATION INC.,
a Delaware corporation
RXSAVER, INC.,
a Delaware corporation
BUCKEYE ACQUISITION, LLC,
a Delaware limited liability company
FLIPMD, INC.,
a Delaware corporation
PHARMACY SERVICES, LLC,
a Delaware limited liability company

By:_/s/ Trevor Z. Bezdek _________________
Name:    Trevor Z. Bezdek
Title:    President

[Signature Page to Fifth Incremental Credit Facility Amendment to First Lien Credit Agreement]

GOODRX CARE, LLC,
a Delaware limited liability company

By: GoodRx, Inc.,
Its: Sole Member

    By:_/s/ Karsten Voermann_________________
Name:    Karsten Voermann
Title:    Chief Financial Officer

IODINE, INC.,
a Delaware corporation
LIGHTHOUSE ACQUISITION CORP.,
a Delaware corporation

    By:_/s/ Karsten Voermann_________________
Name:    Karsten Voermann
Title:    Chief Financial Officer

[Signature Page to Fifth Incremental Credit Facility Amendment to First Lien Credit Agreement]

VITACARE PRESCRIPTION SERVICES, INC.,
a Florida corporation

By: _/s/ Romin Nabiey________________________
Name: Romin Nabiey
Title: Chief Financial Officer
[Signature Page to Fifth Incremental Credit Facility Amendment to First Lien Credit Agreement]

SCHEDULE I

REVOLVING COMMITMENTS

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